UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 4, 2019

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FleetCor Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Parkway	Peachtree Corners	30092
(Address of principal executive offices)	Georgia	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, David J. Krantz informed FleetCor Technologies, Inc. (the “Company”) of his intention to resign from his position as Group President of the North American Fuel Card business. On September 10, 2019, the Company announced that Alexey Gavrilenya, the Company’s former head of the Europe Fuel Card businesses has been named Group President of North American Fuel Card business, effective immediately. Mr. Krantz will work with the Company on the transition over the coming weeks.

The Company issued a press release on September 10, 2019, announcing the appointment of Mr. Gavrilenya. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. 99.1 FleetCor Technologies, Inc. press release, dated September 10, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

September 10, 2019	By: /s/ Daniel S. Fishbein
Daniel S. Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	FleetCor Technologies, Inc. press release, dated September 10, 2019.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.